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                                                                   EXHIBIT 10.28

                      AMENDMENT TO LINE OF CREDIT AGREEMENT

      THIS AMENDMENT (the "amendment") is made and entered into effective as of October 16, 2000, by and between the GMF Holdings (the "Investor") and Celerity Systems, a Delaware Corporation (the "Company").

                                   WITNESSTH:

      WHEREAS, GMF Holdings and the Company entered into a Line of Credit Agreement, dated September 30, 1999 (the "Agreement"); and

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained in the Agreement, the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase up to Ten Million ($10,000,000) Dollars of Debentures for a total purchase price of Ten Million ($10,000,000) Dollars; and

      WHEREAS, the parties desire to amend the terms of Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants herein contained and in the Agreement, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Agreement is hereby amended by deleting Article XI Section 11.2 in its entirety and inserting in lieu thereof the following:

            11.2 TERMINATION. The obligations of the Investor to make an Advance under Article II hereof shall terminate on October 31, 2001.

      2. Except as set forth hereinabove, all other terms and provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year set above set forth.

                                          CELERITY SYSTEMS, INC.
                                          "THE COMPANY"

                                          /s/ KENNETH D. VAN METER
                                          ---------------------------
                                          By: Kenneth D. Van Meter
                                          Its: President and CEO

                                          GMF HOLDINGS
                                          "THE INVESTOR"

                                          /s/ DIEGO DAVIS
                                          ----------------------------
                                          By: Diego Davis